UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2010
ENTERPRISE GP HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-132610	13-4297064
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)
1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On February 23, 2010, the Audit, Conflicts and Governance Committee (the “Committee”) of the board of directors (the “Board”) of EPE Holdings, LLC, the general partner (the “General Partner”) of Enterprise GP Holdings L.P. (the “Partnership”), approved new forms of (i) Option Grant (Exhibit 10.2 hereto), (ii) Employee Restricted Unit Grant (Exhibit 10.3 hereto), (iii) Non-Employee Director Unit Grant (Exhibit 10.4 hereto) and (iv) Phantom Unit Grant (Exhibit 10.5 hereto) under the 2005 Restated Plan (as defined below).
Item 8.01. Other Events.
     On February 23, 2010, the Committee also approved the Enterprise Products Company 2005 EPE Long-Term Incentive Plan (amended and restated as of February 23, 2010) (the “2005 Restated Plan”). The 2005 Restated Plan was amended and restated to clarify that the Committee shall have the discretion to establish forfeiture provisions and restrictions on transferability, if any, of restricted unit grants, as well as to clarify certain limitations that will apply to awards for considerations under Section 409A of the Internal Revenue Code. A copy of the 2005 Restated Plan reflecting these changes is filed as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Enterprise Products Company 2005 EPE Long-Term Incentive Plan (amended and restated as of February 23, 2010).

10.2	Form of Option Grant Award under the Enterprise Products Company 2005 EPE Long-Term Incentive Plan.

10.3	Form of Employee Restricted Unit Grant Award under the Enterprise Products Company 2005 EPE Long-Term Incentive Plan.

10.4	Form of Non-Employee Director Restricted Unit Grant Award under the Enterprise Products Company 2005 EPE Long-Term Incentive Plan.

10.5	Form of Phantom Unit Grant Award under the Enterprise Products Company 2005 EPE Long-Term Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

	By:	EPE Holdings, LLC, its General Partner

Date: February 26, 2010	By:	/s/ Michael J. Knesek

		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of EPE Holdings, LLC

Exhibit Index

Exhibit No.	Description

10.1	Enterprise Products Company 2005 EPE Long-Term Incentive Plan (amended and restated as of February 23, 2010).

10.2	Form of Option Grant Award under the Enterprise Products Company 2005 EPE Long-Term Incentive Plan.

10.3	Form of Employee Restricted Unit Grant Award under the Enterprise Products Company 2005 EPE Long-Term Incentive Plan.

10.4	Form of Non-Employee Director Restricted Unit Grant Award under the Enterprise Products Company 2005 EPE Long-Term Incentive Plan.

10.5	Form of Phantom Unit Grant Award under the Enterprise Products Company 2005 EPE Long-Term Incentive Plan.